SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

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                             FORM 8-K



                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  October 1, 1994
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                             DVL, Inc.
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        (Exact name of registrant as specified in charter)


       Delaware                1-8356                13-2892858
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  (State or other           (Commission            (IRS employer
   jurisdiction             file number)        identification no.)
 of Incorporation)



     24 River Road, Bogota, New Jersey                     07603
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(Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code  (201) 487-1300
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  (Former name or former address, if changed since last report)



Item 5.     Other Information
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     Effective October 1, 1994, Alan Edward Casnoff assumed the position of President and Chief Executive Officer of DVL, Inc. ("DVL"). Ben S. Read, Jr., the former President and Chief Executive Officer, has assumed the position of Chairman of the Board and Chief Executive Officer of First Mechanics Finance Company, DVL's financial subsidiary. Further Joel Zbar has, in addition to his responsibilites as Chief Financial Officer of DVL, assumed the position of Chief Operating Officer of DVL.






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DVL, INC.


                                        By:________________________

                                           Alan E. Casnoff
                                           President
October 1, 1994